SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K




                                CURRENT REPORT




                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                       Date of Report: November 14, 2001
                                       -----------------
                       (Date of earliest event reported)


                 WELLS FARGO STUDENT LOANS RECEIVABLES I, LLC
           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)

     State of Delaware                 333-69218               Applied For
-------------------------------   ---------------------    -------------------
(State or other jurisdiction of   (Commission) File No.)     (IRS Employer
       incorporation)                                      Identification No.)

                  Sixth and Marquette, Minneapolis, MN 55479
           ---------------------------------------------------------
                   (Address of principal executive offices)

Registrant's telephone number, including area code:  (612) 667-1234

This filing relates to Registration Statement No.:  333-69218.




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Item 5.  Other Events.
         ------------

     The Form of T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Chase Manhattan Bank is attached hereto as Exhibit 25.3.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

     (a)  Financial statements of businesses acquired;

          None

     (b)  Pro forma financial information:

          None

     (c)  Exhibits:

               25.3 Form of T-1 Statement of Eligibility under the Trust
                    Indenture Act of 1939 of The Chase Manhattan Bank.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          By:  Wells Fargo Student Loans Receivables I, LLC


                          By:  /s/ Jon A. Veenis
                               --------------------------------------------
                               Jon A. Veenis
                               Chief Executive Office and Director

Date:  November 14, 2001

                                 EXHIBIT INDEX



  Exhibit No.          Description of Exhibit

Exhibit 25.3 Form of T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Chase Manhattan Bank